Security Benefit Advisor Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated January 20, 2017,
To Prospectus Dated May 1, 2016
Effective February 15, 2017, the BlackRock® Small Cap Growth Equity underlying fund (the “Fund”) will change its name to BlackRock® Advantage Small Cap Growth. The corresponding Subaccount will also change its name accordingly. All references to the former name in the current Prospectus(es) are hereby changed to reflect the new name effective February 15, 2017.
Please Retain This Supplement For Future Reference